John Hancock Funds II
Disciplined Alternative Yield Fund (the fund)

Supplement dated January 10, 2020 to the current Summary Prospectus (the Summary Prospectus), as may be supplemented

At its in-person meeting held on December 10 – 12, 2019, the Board of Trustees of John Hancock Funds II (the Board) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The fund generally will not accept orders to purchase shares of the fund beginning on or about January 13, 2020, except at the fund’s sole discretion, certain accounts affiliated with the fund’s advisor may continue to purchase shares of the fund after that date. On or about February 12, 2020, the fund will distribute pro rata all of its assets to its shareholders, and all outstanding shares will be redeemed and cancelled.

For more information, please call John Hancock Investment Management at 800-225-5291.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.